Exhibit 10.13

Tennessee Valley Authority

Coal Supply & Origination

1101 Market Street, MR 2D

Chattanooga, Tennessee 37402-2801

CONTRACT SUPPLEMENT

TO:	Armstrong Coal Company, Inc.	Supplement No.	5
	7733 Forsyth Boulevard - Suite 1625	Date	January 9, 2013
	St. Louis, Missouri 63105	Group-Contract No.	612-40958
		Plants	Widows Creek/Paradise

Attention: Mr. Martin Wilson

This confirms the agreement reached between Kenny Allen, Armstrong Coal Company, Inc., (“Armstrong”) and Connie Gazaway, Tennessee Valley Authority (“TVA”). TVA and Armstrong agree to further Supplement Group-Contract 612-40958 as previously amended by Supplements 1-4 (the “Contract”) as follows:

1.	Effective January 9, 2013, and through December 31, 2013 (“2013 Period”), Armstrong’s Parkway Underground Mine (“Parkway Mine”) shall, at TVA’s option, deliver up to 350,000 tons of coal from its Parkway Mine to TVA’s Paradise Fossil Plant (“Paradise”) by truck under the Contract.

2.	At TVA’s election the tonnage under paragraph no. 1 above will be delivered ratably during the 2013 Period or as TVA and Armstrong may otherwise agree in writing.

3.	The tonnage under paragraph no. 1 and ratable delivery under paragraph no. 2 above will not replace or effect ratable deliveries of coal pursuant to the provisions of contract 635-40685.

4.	All 5.0# SO2 coal delivered from the Parkway Mine during the 2013 Period shall conform to the quality specifications as set forth below:

TYPICAL ANALYSIS[1]			REJECTION/SUSPENSION SPECIFICATIONS[3]

Lbs. of SO2 per million BTu[2]	5.0	lbs.	Not more than 5.0(P)	lbs.
Total Moisture	11.0	%	Not more than 12.0%
Sulfur (a/r max)	2.90	%	Not more than 3.0%
Ash (as received)	10.0	%	Not more than 12.0%
Btu/lb. (a/r)	11,400		Not less than 11,000
Ash fusion temperature
Reducing atmosphere
Initial	1980	°F
Softening	2075	°F		°F
Hemispherical	2135	°F		°F
Fluid		°F		°F
Volatile Matter (dry basis)		%		%
Grindability (Hardgrove Index)	54
Chlorine (dry basis)	.02	%		%

TVA RESTRICTED INFORMATION

NOTES:

1	The Typical Analysis shall be used for the quality adjustments under Section 8.
2	Sulfur Dioxide calculated at 97.5 percent
3	Failure to comply with any of these specifications shall be a basis for rejections and suspensions or termination pursuant to Subsections 9.3., 9.4., and 9.5 of the Contract.
4	Paradise (P)

5.	The Base Price for coal delivered from the Parkway Mine during the 2013 Period shall be the Contract Year #1 Base Price of $45.50 per ton. Coal delivered from the Parkway Mine during the 2013 Period shall be subject to adjustment pursuant to Section 10.0 Contract Price Adjustments and Cost Reimbursements of the Contract.

6.	The Contract Year #1 Base Price of $45.50 for coal delivered from the Parkway Mine during the 2013 Period shall be subject to quality adjustments as may be applicable to reflect the quality of delivered coal under Section 8, Adjustment for Quality, of the Contract based on the quality and specifications in accordance with Section 3, of this Supplement No. 5. The coal quantity delivery requirements of the Contract shall be reduced by each ton of coal delivered from Parkway Mine to Paradise under this agreement during the 2013 Period.

Please complete the acceptance on both copies and return one copy to this office. You should retain the other original copy for your files.

In the event Contractor fails to execute this Supplement in the acceptance space provided below or fails to return such executed Supplement to TVA, shipment of coal to TVA following the date of Contractor’s receipt of this Supplement shall constitute an acceptance by Contractor of all the terms and conditions of this Supplement, Contractor notifies TVA, both orally and in writing that this Supplement is not accepted.

Except as otherwise provided in the immediately preceding sentence, the acceptance date of this Supplement shall be the date on which both parties have signed a copy thereof.

(Signature Page Follows)

TVA RESTRICTED INFORMATION

Accepted	ARMSTRONG COAL CO.	Tennessee Valley Authority
(Company)

By		By
Elizabeth L. Kirk
Manager, Coal Contracts

Title	President	1-11-13
Date

Date	1-11-13

TVA RESTRICTED INFORMATION